TURNER FUNDS

                              TURNER SPECTRUM FUND

                          SUPPLEMENT DATED JULY 2, 2009
      TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED MAY 7, 2009

EFFECTIVE JULY 2, 2009, THE FOLLOWING INFORMATION REPLACES THE CORRESPONDING INFORMATION IN THE SAI:

SHORT SALES

A security is sold short when the Fund sells a security it does not own. To sell a security short, the Fund must borrow the security from a broker to deliver it to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at, or before, the time of replacement. This price may or may not be less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender any dividends or interests which accrue during the period of the loan. In order to borrow the security, the Fund may also have to pay a fee which would increase the cost of the security sold. The proceeds of the short sale may be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those two dates. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs the Fund may be required to pay in connection with the short sale. Whether the Fund will be successful in utilizing a short sale will depend, in part, on Turner's ability to correctly predict whether the price of a security it borrows to sell short will decrease.

The use of short sales is a primary investment technique of the Fund. The Fund is required to maintain a segregated account of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the broker) until the Fund replaces a borrowed security. Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on the deposits made with the broker or custodian. Because of this asset segregation requirement, the Fund may be required to liquidate other portfolio securities that it otherwise might not have sold in order to meet its obligations, such as paying for redemption of Fund shares. In the alternative, the Fund could cover its short positions by purchasing the security sold short in accordance with positions taken by the staff of the Securities and Exchange Commission.

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There is no guarantee that the Fund will be able to close out a short position at any particular time or at an acceptable price. In short sale transactions, the Fund's gain is limited to the price at which it sold the security short; its loss is limited only by the maximum price it must pay to acquire the security less the price at which the security was sold. In theory, losses from short sales may be unlimited. Short selling may also produce higher than normal portfolio turnover and result in increased transaction costs to the Fund. In addition, the use of short sales may result in the Fund realizing more short-term capital gains than it would if the Fund did not engage in short sales.

The Fund anticipates that the frequency of short sales will vary substantially in different periods. However, no securities will be sold short unless, after effect is given to any such short sale, applicable asset coverage requirements under the Investment Company Act of 1940, as amended, and the SEC guidance thereunder, have been met.